POWER OF ATTORNEY

I, the undersigned Director and President of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:
2-52448                 33-75960                 33-75998             333-49593
2-52449                 33-75962                 33-75996             333-49599
33-02339                33-75964                 33-76000
33-34370                33-75966                 33-76002
33-34583                33-75968                 33-76004
33-42555                33-75970                 33-76018
33-60477                33-75972                 33-76024
33-61897                33-75974                 33-76026
33-62473                33-75976                 33-79118
333-01107               33-75978                 33-79122
33-63611                33-75980                 33-81216
33-64277                33-75982                 33-87642
33-64331                33-75984                 33-87932
33-75248                33-75986                 33-88720
33-75954                33-75988                 33-88722
33-75956                33-75990                 33-88724
33-75958                33-75992                 33-89858
333-15817               33-75994                 33-91846
333-24645               333-09515                333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-2512                811-2513                 811-4536              811-5906

hereby ratifying and confirming on this 16th day of April, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

         Signature/Title
         ---------------

    /s/ Thomas J. McInerney
----------------------------------
      Thomas J. McInerney
     Director and President
  (Principal Executive Officer)

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:
2-52448                         33-75960              33-75998        333-49593
2-52449                         33-75962              33-75996        333-49599
33-02339                        33-75964              33-76000
33-34370                        33-75966              33-76002
33-34583                        33-75968              33-76004
33-42555                        33-75970              33-76018
33-60477                        33-75972              33-76024
33-61897                        33-75974              33-76026
33-62473                        33-75976              33-79118
333-01107                       33-75978              33-79122
33-63611                        33-75980              33-81216
33-64277                        33-75982              33-87642
33-64331                        33-75984              33-87932
33-75248                        33-75986              33-88720
33-75954                        33-75988              33-88722
33-75956                        33-75990              33-88724
33-75958                        33-75992              33-89858
333-15817                       33-75994              33-91846
333-24645                       333-09515             333-27337


Registration Statements filed under the Investment Company Act of 1940:

811-2512                        811-2513              811-4536         811-5906

hereby ratifying and confirming on this 16th day of April, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

        Signature/Title
        ---------------

      /s/ Shaun P. Mathews
--------------------------------
        Shaun P. Mathews
            Director

                                POWER OF ATTORNEY

I, the undersigned Director and Chief Financial Officer of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:
2-52448                         33-75960               33-75998        333-49593
2-52449                         33-75962               33-75996        333-49599
33-02339                        33-75964               33-76000
33-34370                        33-75966               33-76002
33-34583                        33-75968               33-76004
33-42555                        33-75970               33-76018
33-60477                        33-75972               33-76024
33-61897                        33-75974               33-76026
33-62473                        33-75976               33-79118
333-01107                       33-75978               33-79122
33-63611                        33-75980               33-81216
33-64277                        33-75982               33-87642
33-64331                        33-75984               33-87932
33-75248                        33-75986               33-88720
33-75954                        33-75988               33-88722
33-75956                        33-75990               33-88724
33-75958                        33-75992               33-89858
333-15817                       33-75994               33-91846
333-24645                       333-09515              333-27337


Registration Statements filed under the Investment Company Act of 1940:

811-2512                        811-2513               811-4536        811-5906

hereby ratifying and confirming on this 16th day of April, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

           Signature/Title
           ---------------

       /s/ Catherine H. Smith
----------------------------------------
         Catherine H. Smith
  Director and Chief Financial Officer

                                POWER OF ATTORNEY

I, the undersigned Vice President and Treasurer, Corporate Controller of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:
2-52448                    33-75960            33-75998              333-49593
2-52449                    33-75962            33-75996              333-49599
33-02339                   33-75964            33-76000
33-34370                   33-75966            33-76002
33-34583                   33-75968            33-76004
33-42555                   33-75970            33-76018
33-60477                   33-75972            33-76024
33-61897                   33-75974            33-76026
33-62473                   33-75976            33-79118
333-01107                  33-75978            33-79122
33-63611                   33-75980            33-81216
33-64277                   33-75982            33-87642
33-64331                   33-75984            33-87932
33-75248                   33-75986            33-88720
33-75954                   33-75988            33-88722
33-75956                   33-75990            33-88724
33-75958                   33-75992            33-89858
333-15817                  33-75994            33-91846
333-24645                  333-09515           333-27337


Registration Statements filed under the Investment Company Act of 1940:

811-2512                   811-2513            811-4536               811-5906

hereby ratifying and confirming on this 16th day of April, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

              Signature/Title
              ---------------

            /s/ Deborah Koltenuk
-----------------------------------------------------
               Deborah Koltenuk
 Vice President and Treasurer, Corporate Controller